   As filed with the Securities and Exchange Commission on December 18, 1998.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  DECEMBER 11, 1998



                            EXCEL LEGACY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)





                 DELAWARE                 0-23503              33-0781747
      (State or Other Jurisdiction   (Commission File        (IRS Employer
          of Incorporation)              Number)           Identification No.)



          16955 VIA DEL CAMPO, SUITE 100
              SAN DIEGO, CALIFORNIA                               92127
     (Address of Principal Executive Offices)                  (Zip Code)



                                 (619) 485-9400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

     This Current Report on Form 8-K is filed by Excel Legacy Corporation, a Delaware corporation ("Legacy"), in connection with the matters described herein.

ITEM 8.  CHANGE IN FISCAL YEAR.

     By unanimous written consent dated as of December 11, 1998, the Board of Directors of Legacy adopted a fiscal year-end of December 31, commencing with a short fiscal year ending on December 31, 1998. A transition report for the period from July 31, 1998 through December 31, 1998 will be filed on Form 10-Q.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 18, 1998           EXCEL LEGACY CORPORATION


                                    By:  /s/ Gary B. Sabin
                                         -------------------------------------
                                         Gary B. Sabin
                                         President and Chief Executive Officer



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